EXHIBIT 10.6

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT
                       -----------------------------------


                  ($80,000,000 FACILITY DATED OCTOBER 9, 2007)


         This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "AMENDMENT NO. 1"), dated as of April 2, 2009 ("EFFECTIVE DATE"), is made by and among INTEGRATED HEALTHCARE HOLDINGS, INC., a Nevada corporation ("IHHI"), WMC-SA, INC., a California corporation ("WMC-SA"), WMC-A, INC., a California corporation ("WMC-A"), CHAPMAN MEDICAL CENTER, INC., a California corporation ("CHAPMAN"), COASTAL COMMUNITIES HOSPITAL, INC., a California corporation ("COASTAL"), PACIFIC COAST HOLDINGS INVESTMENT, LLC, a California limited liability company ("PCHI"), ORANGE COUNTY PHYSICIANS INVESTMENT NETWORK, LLC, a Nevada limited liability company ("OC-PIN"), GANESHA REALTY, LLC, a California limited liability company ("GANESHA"), WEST COAST HOLDINGS, LLC, a California limited liability company ("WEST COAST"), and MEDICAL PROVIDER FINANCIAL CORPORATION II, a Nevada corporation ("LENDER"). IHHI, WMC-SA, WMC-A, Chapman and Coastal are sometimes collectively referred to herein as "BORROWERS"; PCHI, Ganesha, and West Coast are hereinafter together sometimes referred to as the "CREDIT PARTIES"; and PCHI and OC-PIN are hereinafter together sometimes referred to as the "GUARANTORS." This Amendment No. 1 amends that certain Credit Agreement ($80,000,000 Loan Facility) dated as of October 9, 2007 ("$80 MILLION CREDIT AGREEMENT") by and between Lender, Borrowers, the Credit Parties and the Guarantors.


                                    RECITALS

         A. Lender, Borrowers, and the Credit Parties are parties to the $80 Million Credit Agreement; Lender, West Coast and OC-PIN are parties to that certain Guaranty Agreement dated October 9, 2007 ("GUARANTY"); and Lender, West Coast, Ganasha and IHHI are parties to that certain Pledge Agreement dated October 9, 2007 ("PLEDGE AGREEMENT"). The $80 Million Credit Agreement, the Guaranty and the Pledge Agreement, and each of the other documents and instruments executed in connection with the $80 Million Credit Agreement, are hereinafter collectively referred to as the "$80 MILLION LOAN DOCUMENTS." Capitalized terms not defined in this Amendment No. 1 shall have the same meaning as set forth in the $80 Million Credit Agreement. Pursuant to the $80 Million Credit Agreement, Lender extended to Borrowers a $45,000,000 real estate term loan ("$45,000,000 REAL ESTATE TERM LOAN") and a $35,000,000 non-revolving line of credit loan ("$35,000,000 NON-REVOLVING LINE OF CREDIT LOAN"). The $45,000,000 Real Estate Term Loan and the $35,000,000 Non-Revolving Line of Credit Loan are hereinafter together referred to as the "$80 MILLION LOANS."

         B. Separately:

                  1. Medical Provider Financial Corporation III, a Nevada corporation and an affiliate of Lender ("MPFC III"), Borrowers, the Credit Parties and certain other persons and entities named therein are parties to that certain Credit Agreement ($10.7 Million Facility) dated as of October 9, 2007 ("NEW $10.7 MILLION CREDIT AGREEMENT"), pursuant to which MPFC III agreed to and did make a $10,700,000 convertible term loan ("$10.7 MILLION CONVERTIBLE TERM LOAN") to the Borrowers. Repayment of the $10.7 Million Loan is evidenced by that certain $10,700,000 promissory note dated as of October 9, 2007 (the "$10.7 MILLION CONVERTIBLE NOTE"). The New $10.7 Million Credit Agreement, the $10.7 Million Convertible Term Note and all other agreements, documents, and instruments evidencing and/or securing the payment or performance of the $10.7 Million Convertible Term Loan are hereinafter collectively sometimes referred to as the "NEW $10.7 MILLION LOAN DOCUMENTS."

                  2. Lender, MPFC III, Borrowers and certain other persons and entities named therein are parties to that certain Early Loan Payoff Agreement dated as of July 18, 2008 as first amended on January 30, 2009 (together the "EARLY LOAN PAYOFF AGREEMENT"). Pursuant to the Early Loan Payoff Agreement, among other things, Borrowers requested, and Lender agreed, to grant Borrowers the right and option to extend the Maturity Date of the $80 Million Credit Agreement upon the occurrence of certain events.

         C. Pursuant to this Amendment No. 1, the undersigned intend to amend the $80 Million Credit Agreement as set forth below.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the parties hereto agree as follows:

         1. RECITALS. The foregoing Recitals are incorporated by reference as if fully set forth herein.

         2. AMENDMENTS TO $80 MILLION CREDIT AGREEMENT. The $80 Million Credit Agreement is hereby amended to provide as follows:

                  (i) INTEREST RATE. Annex A to the $80 Million Credit Agreement is hereby amended by deleting the definition of Interest Rate set forth therein and replacing it with the following new definition of Interest Rate:

                  "INTEREST RATE" means, effective as of the Effective Date of this Amendment No. 1, the following:

                           (a) With respect to the $45,000,000 Real Estate Term Loan, simple interest shall be charged at the per annum fixed rate of 10.25%.

                           (b) With respect to the $35,000,000 Non-Revolving Line of Credit Loan, simple interest shall be charged at the per annum fixed rate of 9.25%.

                  (ii) OPTION TO EXTEND MATURITY DATE. New Section 14 is hereby added to the $80 Million Credit Agreement:

         14. OPTION TO EXTEND MATURITY DATE. Notwithstanding anything in the $80 Million Credit Agreement to the contrary, on condition that Borrowers under the New $10.7 Million Credit Agreement pay in full the unpaid principal balance due and owing under the $10.7 Million Convertible Term Loan ("$10.7 MILLION BALANCE DUE") no later than January 30, 2010, Lender under the $80 Million Credit Agreement hereby grants Borrowers under the $80 Million Credit Agreement the option ("OPTION TO EXTEND") to extend the Maturity Date of the $80 Million Loans from October 8, 2010 to October 8, 2011 ("EXTENDED MATURITY Date"). Borrowers may exercise the Option to Extend, if at all, by delivery of unequivocal written notice thereof ("NOTICE OF EXERCISE") to Lender under the $80 Million Credit Agreement after payment of the $10.7 Million Balance Due in immediately available funds and not later than July 8, 2010 ("EXERCISE DATE"). The Notice of Exercise must be accompanied by the written agreement and consent of all Persons (other than Lender) named in the $80 Million Credit Agreement (e.g., Credit Parties, Guarantors, etc.), if any, whose consent and agreement is necessary or required in order for said Borrower to exercise the Option to Extend. If said Borrower fails to timely exercise the Option to Extend, then the Option to Extend shall terminate, expire and have no further force or effect. All references to Maturity Date shall mean and include the Extended Maturity Date.

         3. REAFFIRMATION OF $80 MILLION LOAN DOCUMENTS; CONFIRMATION OF GUARANTIES; UNCONDITIONAL OBLIGATIONS; WAIVERS. Each of the Borrowers, each of the Credit Parties, and each of the Guarantors hereby reaffirms, remakes and confirms each of their respective representations and warranties made in each of the $80 Million Loan Documents. In addition, each of the Guarantors reaffirms and remakes each of their obligations under its Guaranty and reaffirms and restates each and every term, condition, and provision of its Guaranty. In addition, each Guarantor hereby agrees that its obligations under its Guaranty shall be unconditional, irrespective of (a) the absence of any attempt to collect the $80 Million Loans from Borrower or any other Guarantor or other action to enforce the same, (b) the waiver or consent by Lender with respect to any provision of any of the $80 Million Loan Documents or any other agreement now or hereafter executed by Borrower and delivered to Lender. Each Guarantor further reaffirms that its obligations under its Guaranty are primary and are separate and distinct from Borrower's obligations. Each Guarantor further represents and warrants that it has no defenses or claims against Lender that would or might affect the enforceability of its Guaranty and that its Guaranty remains in full force and effect. Each Guarantor irrevocably and permanently waives any and all rights of subrogation, reimbursement, indemnity, contribution or any other claim arising from the existence of performance of its Guaranty which each Guarantor may now or hereafter have against Borrowers or any other person or entity (or their respective properties) directly or contingently liable for said obligations.

         4. ADVICE OF LEGAL COUNSEL. Each Borrower, each Credit Party and each Guarantor represents, warrants and covenants that it has consulted with and received advice from its own legal counsel, that it has read this Amendment No. 1 and/or that its legal counsel has explained the contents of this Amendment No. 1, that it understands the terms and conditions of this Amendment No. 1, that it understands the legal consequences of executing this Amendment No. 1, and agrees to execute the same.

         5. $80 MILLION CREDIT AGREEMENT TO REMAIN IN FORCE AND EFFECT . Except as amended by this Amendment No. 1, the $80 Million Credit Agreement shall remain in full force and effect according to its terms. In the event of an inconsistency or conflict between this Amendment No. 1 and the $80 Million Credit Agreement, in each instance this Amendment No. 1 to prevail and govern.

         IN WITNESS WHEREOF, this Amendment No. 1 to the $80 Million Credit Agreement has been duly executed as of the date first written above.

                                   BORROWERS:

                                   INTEGRATED HEALTHCARE HOLDINGS, INC., a
                                   Nevada corporation,


                                   By:  /s/ KENNETH K. WESTBROOK
                                      ------------------------------------------
                                      Name:  KENNETH K. WESTBROOK
                                           -------------------------------------
                                      Title: CHIEF EXECUTIVE OFFICER & PRESIDENT
                                            ------------------------------------

                                   WMC-SA, INC., a California corporation,


                                   By:  /s/ KENNETH K. WESTBROOK
                                      ------------------------------------------
                                      Name:  KENNETH K. WESTBROOK
                                           -------------------------------------
                                      Title:  CEO
                                            ------------------------------------

                                   WMC-A, INC., a California corporation,


                                   By:  /s/ KENNETH K. WESTBROOK
                                      ------------------------------------------
                                      Name:  KENNETH K. WESTBROOK
                                           -------------------------------------
                                      Title:  CEO
                                            ------------------------------------

                                   COASTAL COMMUNITIES HOSPITAL, INC., a
                                   California corporation,


                                   By:  /s/ KENNETH K. WESTBROOK
                                      ------------------------------------------
                                      Name:  KENNETH K. WESTBROOK
                                           -------------------------------------
                                      Title:  CEO
                                            ------------------------------------

                                   CHAPMAN MEDICAL CENTER, INC., a California corporation,

                                   By:  /s/ KENNETH K. WESTBROOK
                                      ------------------------------------------
                                      Name:  KENNETH K. WESTBROOK
                                           -------------------------------------
                                      Title:  CEO
                                            ------------------------------------


                           [SIGNATURE PAGE CONTINUES]

                                   GUARANTORS AND CREDIT PARTIES:

                                   PACIFIC COAST HOLDINGS INVESTMENT, LLC, a
                                   California limited liability company,


                                   By:  /s/ JACOB SWEIDAN
                                      ------------------------------------------
                                            Jacob Sweidan, M.D., Manager

                                   By:  /s/ KALI P. CHAUDHURI, M.D.
                                      ------------------------------------------
                                            Kali P. Chaudhuri, M.D., Manager


                                   ORANGE COUNTY PHYSICIANS INVESTMENT NETWORK,
                                   LLC, a Nevada limited liability company,


                                   By:  /s/ ANIL V. SHAH, M.D.
                                      ------------------------------------------
                                            Anil V. Shah, M.D., Manager

                                   ADDITIONAL CREDIT PARTIES:

                                   GANESHA REALTY, LLC, a California limited liability company,


                                   By:   /s/ KALI P. CHAUDHURI
                                      ------------------------------------------
                                      Name:  KALI P. CHAUDHURI,
                                           -------------------------------------
                                      Title:  MANAGER
                                            ------------------------------------


                                   WEST COAST HOLDINGS, LLC, a California
                                   limited liability company,


                                   By:  /s/ JACOB SWEIDAN
                                      ------------------------------------------
                                      Name:  JACOB SWEIDAN
                                           -------------------------------------
                                      Title:  MANAGER
                                            ------------------------------------



                           [SIGNATURE PAGE CONTINUES]

                                   LENDER:


                                   MEDICAL PROVIDER FINANCIAL CORPORATION II, a Nevada corporation,



                                   By:  /s/ JOSEPH J. LAMPARIELLO
                                      ------------------------------------------
                                      Joseph J. Lampariello, President and COO